[CNT LOGO]

NEWS RELEASE
FOR IMMEDIATE RELEASE

                        CNT REPORTS FIRST QUARTER RESULTS

                 SIGNIFICANTLY IMPROVED RESULTS VS. PRIOR YEAR;
                  ACQUISITION OF INRANGE TECHNOLOGIES COMPLETED

MINNEAPOLIS, MAY 12, 2003 -- CNT (Nasdaq: CMNT), the global expert in storage networking solutions, today reported financial results for the fiscal first quarter ended April 30, 2003. Revenue totaled $52.3 million, a 16 percent increase from $45.2 million in the first quarter of 2002. Included in the fiscal 2003 first quarter is approximately $4.9 million of revenue generated from the June 2002 acquisition of BI-Tech Solutions.

On the basis of generally accepted accounting principles (GAAP), the company reported a net loss of $2.1 million, or $.08 per share, compared to a net loss of $13.8 million, or $.45 per share, in the year-ago quarter. On a pro forma basis, the company reported a net loss of $700,000, or $.03 per share, compared to a net loss of $3.7 million, or $.12 per share, in the prior-year period. Pro forma results for the fiscal 2003 first quarter exclude a $312,000 earn-out payable to the BI-Tech employees, and include income taxes at a 34% effective rate. Pro forma results for the fiscal 2002 first quarter exclude a $10.1 million cumulative effect of change in accounting principle for the write-down of goodwill associated with the adoption of SFAS No. 142 "Goodwill and Other Intangible Assets." A reconciliation of reported and pro forma results is included in the attached financial statements.

Third-party product revenues for the fiscal 2003 first quarter were $16.1 million, up $8.6 million or 115 percent from the prior year period. Consulting fee revenues increased to $7.1 million, up 57% from $4.5 million in the fiscal 2002 first quarter.

CNT product revenues were $18.3 million for the fiscal first quarter, down $4.0 million or 18 percent from the first quarter last year. Maintenance revenues decreased slightly to $10.8 million in the fiscal first quarter from $10.9 million last year.


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CNT Announces First Quarter Results - Page 2



"On May 5, 2003, we completed our strategic acquisition of Inrange Technologies for $190 million in cash. The acquisition makes CNT/Inrange one of the world's largest providers of complete storage networking products, solutions and services, with combined 2002 pro forma annual GAAP revenues of $435 million, global leadership positions in our markets and operations worldwide," said Tom Hudson, CNT's chairman, president and chief executive officer. "The acquisition significantly broadens and strengthens our portfolio of storage networking products and solutions, increases our global size and scope, expands our customer base and provides us with significant scale and cost reduction opportunities. Inrange's Fibre Channel director switches, storage networking products and wave division multiplexing products are a strong fit with CNT's storage networking solutions offerings, which include wide area network products, consulting, design, implementation, third party storage product integration and network monitoring services."

"Our combined company will be a global leader in SAN services, with a recurring maintenance revenue stream of nearly $90 million and a $60 million consulting and professional services division, one of the largest in the industry dedicated to storage networking," Hudson added. "Together we have more than 4,000 customer establishments world-wide, including many of the Fortune 500 corporations and Global 1000 businesses in the United States, Canada, United Kingdom, France, Germany, Italy, Switzerland, China, Japan and Australia. With our combined product offerings and extensive suite of service offerings, we are in a unique position to partner with enterprise customers to implement and manage their complex, large scale, multi-vendor storage networking solutions."

"Our senior management team is preparing a detailed integration plan and will work to realize substantial revenue and cost synergies at the combined company, including eliminating duplicative costs for personnel and facilities, integrating product and service offerings, achieving operating efficiencies, and enhancing productivity," Hudson continued. "We anticipate that the integration of all functional disciplines, geographies and business systems will be complete by the end of our second fiscal quarter ending July 31, 2003. The integration of product and service offerings and manufacturing operations will be substantially underway by this time."

"We anticipate the acquisition will be accretive to earnings per share by at least 10 percent in 2003, and to achieve annual cost savings of between $10 and $15 million to be fully phased in by early 2004," commented Greg Barnum, CNT's chief financial officer. "We are committed to retaining the best employees from our combined companies and to creating the most efficient organization possible. We expect to record an integration charge in our fiscal second quarter ending July 31, 2003 for


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CNT Announces First Quarter Results - Page 3


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severance costs related to termination of CNT employees, professional fees and travel costs related to the integration. Other possible integration charges include inventory and asset write-downs related to discontinued product lines. We may also record a charge for in-process research and development pending completion of the purchase price allocation analysis. The size and scope of any charges will not be known until our integration planning is complete."

CNT ended the quarter with a strong balance sheet and positive cash flow. Cash and investments were up $12 million to $221 million. Cash flow from operations was a positive $13.9 million, including a $10.4 million reduction in receivables, due in part to improved DSO and collections, and a $6.2 million reduction in inventory due to better inventory turns and management. The combined CNT/Inrange has about $70 million of cash on-hand, prior to payment of transaction fees and integration costs.

OUTLOOK

We are planning our integration and re-sizing of the combined CNT/Inrange organization. Due to the early stage of the integration, we will not be publishing guidance at this time. We expect to have an accurate estimate of revenue and profitability prior to the start of our fiscal third quarter.

CONFERENCE CALL AND WEBCAST INFORMATION

CNT will hold a conference call and Webcast this afternoon at 4:30 pm Central Daylight Time, 5:30 pm Eastern Daylight Time, Monday, May 12, 2003, to discuss fiscal first quarter financial results. The Webcast is available through CNT's web site at http://www.cnt.com/financials. To participate via telephone, dial 212-346-6446 and ask for the CNT Earnings Call. A one-week webcast replay will be available at http://www.cnt.com/financials. A two-day telephone replay will be available at 800-633-8284 or 402-977-9140; enter 21144210# at the reservation number prompt.

ABOUT CNT
CNT is one of the world's largest providers of comprehensive storage networking solutions, products, and services. For 20 years, businesses around the world have depended on us to deliver business continuity solutions that drive business efficiencies, lowering costs and reducing IT risks across the enterprise. CNT applies its expertise in storage architecture to help companies build end-to-end solutions that include analysis, planning and design, multi-vendor integration, connectivity,

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CNT Announces First Quarter Results - Page 4


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implementation and ongoing remote management of the SAN or storage infrastructure. For more information, visit CNT's web site at http://www.cnt.com or call 763-268-6000. All brand names and product names are trademarks or registered trademarks of their respective companies.

FOR ADDITIONAL INFORMATION, CONTACT:

Greg Barnum, VP of Finance & CFO         Jennifer Weidauer, Public Relations
763-268-6110; greg_barnum@cnt.com        763-268-8367; jennifer_weidauer@cnt.com

Certain statements in this press release and in documents we have filed with the Securities and Exchange Commission, and oral statements made by or with the approval of our executive officers contain "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include statements about our anticipated receipt of orders and their impact on quarterly sales, business strategy, expectations regarding future revenue levels, gross margins, expenses, operating margins and earnings per share, timing of and plans for the introduction or phase-out of products or services, enhancements of existing products or services, plans for hiring additional personnel, entering into strategic partnerships, activities related to the integration of Inrange into our business and other plans, objectives, expectations and intentions that are not historical fact.


The words "may," "should," "expect," "plan," "anticipate," "believe," "estimate," "predict," "intend," "potential" or "continue" and similar expressions are generally intended to identify forward-looking statements, although not all CNT forward-looking statements contain these identifying words. These forward-looking statements involve risks and uncertainties. Actual results could differ materially from those expressed or implied by these forward-looking statements as a result of certain risk factors, including but not limited to (i) competitive factors, including pricing pressures, (ii) variability in quarterly sales, (iii) economic trends generally and in various geographic markets; (iv) relationships with our strategic partners; (v) unanticipated risks associated with introducing new services, products and features; (vi) technological change affecting our products; (vii) whether any delayed orders will be received;
(viii) whether we will be able to successfully and efficiently integrate Inrange; and (ix) other events and other important factors disclosed previously and from time to time in our filings with the U.S. Securities and Exchange Commission. These statements are only predictions. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.




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


CNT Announces First Quarter Results - Page 5





                                      CNT
                  CONSOLIDATED PRO FORMA STATEMENTS OF INCOME
                     (in thousands, except per share data)
                                  (unaudited)


                                                                                Three months ended
                                                                       --------------------------------------
                                                                                     APRIL 30,
                                                                            2003                  2002
                                                                       ----------------     -----------------
          REVENUE:
            Product sales                                           $         34,404     $         29,754
            Service fees                                                      17,926               15,458
                                                                       ----------------     -----------------
                Total revenue                                                 52,330               45,212
                                                                       ----------------     -----------------

          COST OF REVENUE:
            Cost of product sales                                             21,634               17,368
            Cost of service fees                                               9,955                9,760
                                                                       ----------------     -----------------
                Total cost of revenue                                         31,589               27,128
                                                                       ----------------     -----------------

          GROSS PROFIT                                                        20,741               18,084
                                                                       ----------------     -----------------

          OPERATING EXPENSES:
            Sales and marketing                                               14,048               15,577
            Engineering and development                                        5,920                6,668
            General and administrative                                         2,533                2,513
                                                                       ----------------     -----------------
                Total operating expenses                                      22,501               24,758
                                                                       ----------------     -----------------

          INCOME LOSS FROM OPERATIONS                                         (1,760)              (6,674)
                                                                       ----------------     -----------------

          OTHER INCOME (EXPENSE), NET                                            700                1,056
                                                                       ----------------     -----------------

          LOSS BEFORE INCOME TAXES                                            (1,060)              (5,618)

          BENEFIT FOR INCOME TAXES                                              (360)              (1,921)

                                                                       ----------------     -----------------
          NET LOSS                                                  $           (700)    $         (3,697)
                                                                       ================     =================


          BASIC & DILUTED LOSS PER SHARE:
            NET LOSS                                                $           (.03)    $           (.12)
                                                                       ================     =================
            SHARES                                                            26,960               30,441
                                                                       ================     =================




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CNT Announces First Quarter Results - Page 6




                                       CNT
                           CONSOLIDATED BALANCE SHEETS
                      (in thousands, except per share data)


                                                                             APRIL 30,
                                                                                2003            January 31,
                                                                            (UNAUDITED)             2003
                                                                     ------------------    ------------------
ASSETS
Current assets:
    Cash and cash equivalents                                       $          219,878    $            98,341
    Marketable securities                                                        1,277                111,143
    Receivables, net                                                            45,665                 56,040
    Inventories                                                                 17,856                 24,091
    Other current assets                                                         2,616                  2,118
                                                                      ------------------    ------------------
        Total current assets                                                   287,292                291,733
                                                                      ------------------    ------------------

Property and equipment, net                                                     20,831                 22,566
Field support spares, net                                                        5,812                  6,009
Goodwill, net                                                                   14,844                 14,113
Other intangibles, net                                                           1,597                  1,669
Other assets                                                                     3,007                  3,079
                                                                      ------------------    ------------------
                                                                    $          333,383    $           339,169
                                                                      ==================    ==================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
    Accounts payable                                                $           14,908    $            16,889
    Accrued liabilities                                                         23,094                 25,060
    Deferred revenue                                                            20,897                 19,340
    Current installments of capital lease                                          482                    708
                                                                      ------------------    ------------------
       Total current liabilities                                                59,381                 61,997
                                                                      ------------------    ------------------

Convertible subordinated debt                                                  125,000                125,000
Deferred tax liability                                                             490                    541
                                                                      ------------------    ------------------
        Total liabilities                                                      184,871                187,538
                                                                      ------------------    ------------------

Shareholders equity:
     Preferred stock                                                                 --                    --
    Common stock, $.01 par value; authorized
        100,000 shares, issued and outstanding
        26,988 at April 30, 2003 and
        26,921 at January 31, 2003                                                 270                    269
    Additional paid-in capital                                                 174,154                173,955
    Unearned compensation                                                         (631)                  (675)
    Accumulated deficit                                                        (25,028)               (22,946)
    Accumulated other comprehensive income (loss)                                 (253)                 1,028
                                                                      ------------------    ------------------
        Total shareholders' equity                                             148,512                151,631
                                                                      ------------------    ------------------
                                                                    $          333,383    $           339,169
                                                                      ==================    ==================



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CNT Announces First Quarter Results - Page 7



                                       CNT
                        CONSOLIDATED STATEMENTS OF INCOME
                      (in thousands, except per share data)
                                   (unaudited)


                                                                                Three months ended
                                                                       --------------------------------------
                                                                                     APRIL 30,
                                                                            2003                  2002
                                                                       ----------------     -----------------
          REVENUE:
            Product sales                                            $        34,404     $         29,754
            Service fees                                                      17,926               15,458
                                                                       ----------------     -----------------
                Total revenue                                                 52,330               45,212
                                                                       ----------------     -----------------

          COST OF REVENUE:
            Cost of product sales                                             21,634               17,368
            Cost of service fees                                              10,086                9,760
                                                                       ----------------     -----------------
                Total cost of revenue                                         31,720               27,128
                                                                       ----------------     -----------------

          GROSS PROFIT                                                        20,610               18,084
                                                                       ----------------     -----------------

          OPERATING EXPENSES:
            Sales and marketing                                               14,206               15,577
            Engineering and development                                        5,920                6,668
            General and administrative                                         2,556                2,513
                                                                       ----------------     -----------------
                Total operating expenses                                      22,682               24,758
                                                                       ----------------     -----------------

          LOSS FROM OPERATIONS                                                (2,072)              (6,674)
                                                                       ----------------     -----------------

          OTHER INCOME (EXPENSE):
            Net gain on sale of marketable securities                            747                   --
            Other, net                                                           (47)               1,056
                                                                       ----------------     -----------------
          OTHER INCOME (EXPENSE), NET                                            700                1,056
                                                                       ----------------     -----------------

          LOSS BEFORE INCOME TAXES                                            (1,372)              (5,618)

          PROVISION (BENEFIT) FOR INCOME TAXES                                   710               (1,921)
                                                                       ----------------     -----------------

          NET LOSS BEFORE CUMULATIVE EFFECT OF
             CHANGE IN ACCOUNTING PRINCIPLE                                   (2,082)              (3,697)
                                                                       ----------------     -----------------

          CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE                     --              (10,068)
                                                                       ----------------     -----------------
          NET LOSS                                                   $        (2,082)    $        (13,765)
                                                                       ================     =================


          BASIC & DILUTED LOSS PER SHARE:
            OPERATIONS                                               $          (.08)    $           (.12)
                                                                       ================     =================
            CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE      $            --     $           (.33)
                                                                       ================     =================
            NET LOSS                                                 $          (.08)    $           (.45)
                                                                       ================     =================
            SHARES                                                            26,960               30,441
                                                                       ================     =================


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CNT Announces First Quarter Results - Page 8



                                       CNT
            CONSOLIDATED PRO FORMA PRODUCT AND SERVICE GROSS MARGINS
                      (in thousands, except per share data)
                                   (unaudited)

                                                    Three months ended                                Three months ended
                                                      APRIL 30, 2003                                    April 30, 2002
                                      -----------------------------------------------   -------------------------------------------
                                                           PROFORMA                                         ProForma
                                       AS REPORTED       ADJUSTMENTS       PROFORMA       As Reported     Adjustments    Proforma
                                      -------------    ---------------  -------------   --------------  -------------  ------------
REVENUE:
  CNT product sales                 $       18,294    $       --       $    18,294      $     22,252   $     --             22,252
  Third party product sales                 16,110            --            16,110             7,502         --              7,502
  Maintenance fees                          10,838            --            10,838            10,949         --             10,949
  Consulting fees                            7,088            --             7,088             4,509         --              4,509
                                      -------------    --------------  -------------   --------------  ------------  ---------------
      Total revenue                         52,330            --            52,330            45,212         --             45,212
                                      -------------    --------------  -------------   --------------  ------------  ---------------

COST OF REVENUE:
  Cost of CNT product sales                  8,314            --             8,314            10,964         --             10,964
  Cost of third party product sales         13,320            --            13,320             6,404         --              6,404
  Cost of maintenance fees                   5,402            --             5,402             6,011         --              6,011
  Cost of consulting fees                    4,684 (1)      (131)            4,553             3,749         --              3,749
                                      -------------    --------------  -------------   --------------  ------------  ---------------
      Total cost of revenue                 31,720          (131)           31,589            27,128         --             27,128
                                      -------------    --------------  -------------   --------------  ------------  ---------------

GROSS PROFIT                                20,610          (131)           20,741            18,084         --             18,084
                                      -------------    --------------  -------------   --------------  ------------  ---------------



(1)      - REPRESENTS THE EXPENSE RELATED TO THE EARN-OUT PAYABLE TO THE BI-TECH
           EMPLOYEES






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


CNT Announces First Quarter Results - Page 9



                                       CNT
                   CONSOLIDATED PRO FORMA STATEMENTS OF INCOME
                      (in thousands, except per share data)
                                   (unaudited)

                                                      Three months ended                            Three months ended
                                                        APRIL 30, 2003                                April 30, 2002
                                        ---------------------------------------------  ---------------------------------------------
                                                            PROFORMA                                      ProForma
                                         AS REPORTED       ADJUSTMENTS    PROFORMA     As Reported       Adjustments      Proforma
                                        ---------------   ------------- -------------  ------------     --------------  ------------
REVENUE:
Product sales                           $     34,404      $      --     $   34,404     $    29,754      $    --            29,754
  Service fees                                17,926             --         17,926          15,458           --            15,458
                                        -------------     -----------  -------------   ------------     ------------  -------------
      Total revenue                           52,330             --         52,330          45,212           --            45,212
                                        -------------     -----------  -------------   ------------     ------------  -------------

COST OF REVENUE:
  Cost of product sales                       21,634             --         21,634          17,368           --            17,368
  Cost of service fees                        10,086 (1)       (131)         9,955           9,760           --             9,760
                                        -------------     -----------  -------------   ------------     ------------  -------------
      Total cost of revenue                   31,720           (131)        31,589          27,128           --            27,128
                                        -------------     -----------  -------------   ------------     ------------  -------------

GROSS PROFIT                                  20,610           (131)        20,741          18,084           --            18,084
                                        -------------     -----------  -------------   ------------     ------------  -------------

OPERATING EXPENSES:
  Sales and marketing                         14,206 (1)       (158)        14,048          15,577           --            15,577
  Engineering and development                  5,920             --          5,920           6,668           --             6,668
  General and administrative                   2,556 (1)        (23)         2,533           2,513           --             2,513
                                        -------------     -----------  -------------   ------------     ------------  -------------
      Total operating expenses                22,682           (181)        22,501          24,758           --            24,758
                                        -------------     -----------  -------------   ------------     ------------  -------------

INCOME (LOSS) FROM OPERATIONS                 (2,072)           312         (1,760)         (6,674)          --            (6,674)
                                        -------------     -----------  -------------   ------------     ------------  -------------

OTHER INCOME (EXPENSE), NET                      700             --            700           1,056           --             1,056
                                        -------------     -----------  -------------   ------------     ------------  -------------

INCOME (LOSS) BEFORE INCOME TAXES             (1,372)           312         (1,060)         (5,618)          --            (5,618)

PROVISION (BENEFIT) FOR INCOME TAXES             710 (2)     (1,070)          (360)         (1,921)          --            (1,921)
                                        -------------     -----------  -------------   ------------     ------------  -------------

NET LOSS BEFORE CUMULATIVE EFFECT OF
    CHANGE IN ACCOUNTING PRINCIPLE            (2,082)         1,382           (700)         (3,697)          --            (3,697)
                                        -------------     -----------  -------------   ------------     ------------  -------------

CUMULATIVE EFFECT OF CHANGE IN
    ACCOUNTING PRINCIPLE                        --               --             --         (10,068(3)       10,068            --

                                        -------------     -----------  -------------   ------------     ------------  -------------
NET INCOME (LOSS)                       $     (2,082)     $   1,382    $      (700)    $   (13,765)     $   10,068         (3,697)
                                        =============     ===========  =============   ============     ============  =============


BASIC & DILUTED LOSS PER SHARE:
  OPERATIONS                            $       (.08)     $     .05   $       (.03)   $       (.12)     $    --              (.12)
                                        =============     ===========  =============   ============     ============  =============
  CUMULATIVE EFFECT OF CHANGE IN                --               --             --            (.33)            .33            --
       ACCOUNTING PRINCIPLE
                                        =============     ===========  =============   ============     ============  =============
  NET LOSS                                      (.08)           .05           (.03)           (.45)            .33           (.12)
                                        =============     ===========  =============   ============     ============  =============
  SHARES                                      26,960         26,960         26,960          30,441          30,441         30,441
                                        =============     ===========  =============   ============     ============  =============




(1)      -  REPRESENTS THE EXPENSE RELATED TO THE EARN-OUT PAYABLE TO THE
            BI-TECH EMPLOYEE
(2)      -  TAX EXPENSE CALCULATED AT AN EFFECTIVE TAX RATE OF 34%
(3)      -  CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING FOR GOODWILL






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